Exhibit 10.15
                                 -------------



                      AGREEMENT TO EXTEND DEBT OBLIGATIONS

         This Agreement is executed effective as of November 10, 2006 (the "Effective Date") between Steven F. Hanson ("Hanson"), Terry A. Isom ("Isom"), and Speaking Roses International, Inc., a Utah corporation ("SRII").

                                    RECITALS

         A. On July 10, 2005, Hanson and SRII entered into a "United States Regional Development Agreement," under which Hanson deposited $750,000 with SRII in connection with certain franchise development rights granted to Hanson.

         B. Pursuant to the "United States Regional Development Agreement" described above, SRII is required to return the amount deposited by Hanson, together with interest at a rate of 12% per annum, which obligation remains outstanding in the aggregate amount of $870,000 and for which Hanson has made demand.

         C. On February 6, 2006, SRII issued two notes of $255,178.08 to Hanson, to be due on December 31, 2006. Hanson later sold and assigned one of the notes to Isom.

         D. SRII desires that Hanson withdraw his demand for the $870,000 described in Recital B above in exchange for a promissory note, and that Hanson and Isom agree to extend the due dates of the notes in Recital C above to a longer term; and Hanson and Isom agree to do so subject to the terms and conditions of this Agreement.

                                    AGREEMENT

NOW THEREFORE, for valuable consideration, Hanson, Isom and SRII agree as follows:

         1. As of the Effective Date, Hanson herby terminates, and releases SRII from its obligations under, the United States Regional Development Agreement in exchange for the following consideration:

              a. SRII will issue to Hanson a promissory note in the principal amount of $870,000 in the form attached hereto as Exhibit A, effective as of the Effective Date, in full satisfaction of SRII's obligations under the United States Regional Development Agreement.
              b. In consideration for withdrawing Hanson's demand for payment and extending the obligation via the new promissory note, as of the Effective Date, SRII will issue to Hanson 2,200,000 (1,700,000 plus 500,000) common shares of SRII, in an offering the parties intend to comply with Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act").
              c. Notwithstanding the maturity date of the promissory note described in Section 1(a): (i) if such promissory note is not fully satisfied on or before January 10, 2008, SRII shall issue on January 10, 2008, to the holder of such promissory note as of such date, one common share of SRII for each dollar (including accrued interest) outstanding under such promissory note as of such date; and (ii) if such promissory note is not fully satisfied on or before January 10, 2009, SRII shall issue on January 10, 2009, to the holder of such promissory note as of such date, one common share of SRII for each dollar (including accrued interest) outstanding under such promissory note as of such date.
              d. The promissory note will carry an option for Hanson, at any time after February 10, 2007, and at his sole option and upon written notice, to convert the note to SRII common shares at a price of thirty cents ($.30) per share, subject to adjustments set forth in such note.
              e. In the event that SRII pays off the notes contemplated by Sections 1(a) and 2(a) hereof in full in cash to the holders of such notes on or before February 10, 2007, Hanson agrees to return to SRII all but 500,000 common shares of SRII issued pursuant to Section 1(b) above in consideration for early payoff of the notes.

         2. As of the Effective Date, Hanson and Isom hereby cancel and deliver to SRII their notes that are due on December 31, 2006 in exchange for the following consideration:

              a. SRII will issue to Hanson and Isom new promissory notes in the principal amounts of $281,538 in the forms attached hereto as Exhibits B-1 and B-2, effective as of the Effective Date.
              b. In consideration for Hanson and Isom canceling their notes via the new promissory notes, as of the Effective Date, SRII will issue to both Hanson and Isom 281,538 common shares of SRII in an offering the parties intend to comply with Rule 506 of Regulation D of the Act.
              c. Hanson, Isom and SRII will enter into a Security Agreement, the form of which is attached hereto as Exhibit C, securing the obligations of SRII pursuant to the promissory notes issued in accordance with Sections 1(a) and 2(a) hereof.
              d. Notwithstanding the maturity date of each promissory note described in Section 2(a): (i) if such respective promissory note is not fully satisfied on or before January 10, 2008, SRII shall issue on January 10, 2008, to the holder of such promissory note as of such date, one common share of SRII for each dollar (including accrued interest) outstanding under such promissory note as of such date; and
                     (ii) if such respective promissory note is not fully satisfied on or before January 10, 2009, SRII shall issue on January 10, 2009, to the holder of such promissory note as of such date, one common share of SRII for each dollar (including accrued interest) outstanding under such promissory note as of such date.
              e. The promissory notes will carry an option for Hanson and Isom, at any time after February 10, 2007, and at their respective sole option and upon written notice, to convert the notes to SRII common shares at a price of thirty cents ($.30) per share, subject to adjustments set forth in such notes.

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

         3. Each of Hanson and Isom hereby severally represents and warrants to SRII that:
              a. As of the Effective Date, all outstanding debt owed by SRII to such party will be reflected in the promissory notes issued to such party pursuant to Sections 1(a) and 2(a) hereof;
              b. Such party qualifies as an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Act, has substantial experience in evaluating transactions and securities of the type contemplated by this Agreement so that such party is capable of evaluating the merits and risks of his respective investment in the notes to be issued to such party and has the capacity to protect his own interests; and understands that the securities being issued pursuant to this transaction have not been, and will not be, registered under the Act by reason of an exemption from the registration provisions of the Act; and
              c. Such party has had an opportunity to discuss SRII's business, management and financial affairs with SRII's management, has had the opportunity to review SRII's financial condition, facilities and business plans, has had an opportunity to ask questions of officers of SRII, which questions were answered to his satisfaction, and has reviewed the public information and reports SRII has filed with the Securities and Exchange Commission.

         4. Effective as of the Effective Date, Hanson and Isom will enter into, and deliver to, and be entitled to receive from, Dos Lagos, LLC, an Intercreditor Agreement in form and substance mutually agreed upon by Hanson, Isom, SRII and Dos Lagos, LLC.

         5. If Hanson or Isom loans any additional funds to SRII following the date hereof (other than as reflected on the promissory notes issued pursuant to Sections 1(a) or 2(a) hereof), which matures on a date beyond the first anniversary of such loan, SRII shall issue to such party the number of common shares of SRII equal to the principal amount of such loan, in an offering the parties intend to comply with Rule 506 of Regulation D of the Act. The principal amount of such loan, together with any accrued interest thereon, shall be convertible into the number of common shares of SRII determined in accordance with Section 2(e) hereof.

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

         6. Hanson and Isom hereby severally agrees to defend, indemnify and hold harmless SRII and its directors, officers, shareholders, employees, representatives and agents against all losses or expenses in any way suffered, incurred or paid by SRII as a result of or in any way arising out of, following or consequential to such party's breach of any of his respective representations and warranties set forth in Section 3 of this Agreement (including without limitation, reasonable attorneys fees and expenses).

         7. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original but all of which shall together constitute one and the same agreement. This Agreement shall be governed by the laws of the State of Utah, without giving any effect to any choice or conflict of law, rule or regulation which would cause the application of any law, rule or regulation other than of the State of Utah. This Agreement and all rights and obligations hereunder shall be binding upon the respective parties and their respective successors and assigns. If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of November 10, 2006.

         Speaking Roses International, Inc.



    By:   ________________________         ________________________________
                                                    Steven F. Hanson
    ______________________________

    Its __________________________        _________________________________
                                                     Terry A. Isom

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

                                 Promissory Note

$870,000.00                                              November 10, 2006
                                                         Salt Lake City, Utah

SPEAKING ROSES INTERNATIONAL, INC., with its principal office located at 404 Ironwood Drive, Salt Lake City, Utah, 84115 (Maker) promises to pay to the order of STEVEN F. HANSON (Holder) or assigns at 11902 SE Stark Street, Portland, Oregon 97216, or at such other place designated by Holder of this Note, the sum of Eight Hundred Seventy Thousand ($870,000.00) together with interest at a rate of Twelve Percent (12%) per annum on or before January 10, 2010 (the "Maturity Date"). Interest will accrue from date above. Any part hereof may be paid at any time without premium or penalty. If this Note is placed in the hands of an attorney for collection following a default by Maker hereunder, Maker promises and agrees to pay Holder's reasonable attorney's fees and collection costs, even though no suit or action is filed thereon. If a suit or action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard, or decided. In the event of a bankruptcy of the Maker which is not dismissed or stayed within ninety (90) consecutive days, Holder may at its option call the
Note immediately due and payable.

At Holder's option, at any time after February 10, 2007, and prior to acceptance of payment of this Note, Holder may elect to convert all or part of the principal and accrued interest of this Note into the number of Maker's common shares equal to the principal amount, including any accrued but unpaid interest thereon, of this Note being converted, divided by the Conversion Price. The term "Conversion Price" shall mean thirty cents ($.30), subject to adjustment as set forth below.

In order to exercise the conversion privilege, Holder shall surrender this Note, duly endorsed, to Maker's address set forth above, and shall give written notice of conversion to Maker stating Holder's election to convert this Note or the portion thereof specified in said notice. As promptly as practicable after the surrender of this Note as described above, Maker shall issue and shall deliver to Holder a certificate or certificates for the number of common shares of Maker issuable upon the conversion of this Note or portion thereof registered in the name of Holder in accordance with the provisions of this paragraph. If this Note is surrendered for partial conversion, Maker shall execute and deliver to Holder, without charge, a new Note in an aggregate principal amount equal to the unconverted principal amount of the surrendered Note. Each conversion shall be deemed to have been effected on the date on which this Note shall have been surrendered and the conversion notice shall have been received by Maker, and Holder shall be deemed to have become on such date the holder of record of the common shares of Maker issuable upon such conversion.

In the event of default of payment of this Note, Holder may, at its option, demand, in lieu of cash payment, Maker's common shares at the above-described Conversion Price for all or part of the principal and accrued interest on this Note, to be issued to Holder upon demand in accordance with the preceding paragraph.

If Maker subdivides its outstanding common shares into a greater number of common shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if Maker combines its outstanding common shares into a lesser number of common shares, the Conversion

Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Conversion Price shall be made as of the effective date of the applicable event.

Notwithstanding the Maturity Date: (i) if this Note is not fully satisfied on or before January 10, 2008, Maker shall issue, on January 10, 2008, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date; and (ii) if this Note is not fully satisfied on or before January 10, 2009, Maker shall issue, on January 10, 2009, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date.

By execution of this Note by Maker and acknowledgement of this Note by Holder, Maker and Holder hereby terminate the United States Regional Retail Development Agreement executed by Holder and Maker on July 10, 2005, and neither Maker nor Holder shall have any further obligations to the other party with respect to the United States Regional Retail Development Agreement following the date hereof.


                                        Speaking Roses International, Inc.


                                        By ________________________________



Agreed and Accepted:


___________________________________
Steven F. Hanson

                                 Promissory Note

$281,538.00                                               November 10, 2006
                                                          Salt Lake City, Utah

SPEAKING ROSES INTERNATIONAL, INC., with its principal office located at 404 Ironwood Drive, Salt Lake City, Utah, 84115 (Maker) promises to pay to the order of STEVEN F. HANSON (Holder) or assigns at 11902 SE Stark Street, Portland, Oregon 97216, or at such other place designated by Holder of this Note, the sum of Two Hundred Eighty-One Thousand Five Hundred Thirty-Eight Dollars ($281,538.00) together with interest at a rate of Twelve Percent (12%) per annum on or before January 10, 2010 (the "Maturity Date"). Interest will accrue from date above. Any part hereof may be paid at any time without premium or penalty. If this Note is placed in the hands of an attorney for collection following a default by Maker hereunder, Maker promises and agrees to pay Holder's reasonable attorney's fees and collection costs, even though no suit or action is filed thereon. If a suit or action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard, or decided. In the event of a bankruptcy of the Maker which is not dismissed or stayed within ninety (90) consecutive days, Holder may at its option call the Note immediately due and payable.

At Holder's option, at any time after February 10, 2007, and prior to acceptance of payment of this Note, Holder may elect to convert all or part of the principal and accrued interest of this Note into the number of Maker's common shares equal to the principal amount, including any accrued but unpaid interest thereon, of this Note being converted, divided by the Conversion Price. The term "Conversion Price" shall mean thirty cents ($.30), subject to adjustment as set forth below.

In order to exercise the conversion privilege, Holder shall surrender this Note, duly endorsed, to Maker's address set forth above, and shall give written notice of conversion to Maker stating Holder's election to convert this Note or the portion thereof specified in said notice. As promptly as practicable after the surrender of this Note as described above, Maker shall issue and shall deliver to Holder a certificate or certificates for the number of common shares of Maker issuable upon the conversion of this Note or portion thereof registered in the name of Holder in accordance with the provisions of this paragraph. If this Note is surrendered for partial conversion, Maker shall execute and deliver to Holder, without charge, a new Note in an aggregate principal amount equal to the unconverted principal amount of the surrendered Note. Each conversion shall be deemed to have been effected on the date on which this Note shall have been surrendered and the conversion notice shall have been received by Maker, and Holder shall be deemed to have become on such date the holder of record of the common shares of Maker issuable upon such conversion.

In the event of default of payment of this Note, Holder may, at its option, demand, in lieu of cash payment, Maker's common shares at the above-described Conversion Price for all or part of the principal and accrued interest on this Note, to be issued to Holder upon demand in accordance with the preceding paragraph.

If Maker subdivides its outstanding common shares into a greater number of common shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if Maker combines its outstanding common shares into a lesser number of common shares, the Conversion

Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Conversion Price shall be made as of the effective date of the applicable event.

Notwithstanding the Maturity Date: (i) if this Note is not fully satisfied on or before January 10, 2008, Maker shall issue, on January 10, 2008, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date; and (ii) if this Note is not fully satisfied on or before January 10, 2009, Maker shall issue, on January 10, 2009, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date.

Upon execution of this Note, Holder and Maker agree to cancel the previous note executed on February 6, 2006.


                                        Speaking Roses International, Inc.


                                        By ________________________________



Agreed and Accepted:


___________________________________
Steven F. Hanson

                                 Promissory Note

$281,538.00                                              November 10, 2006
                                                         Salt Lake City, Utah

SPEAKING ROSES INTERNATIONAL, INC., with its principal office located at 404 Ironwood Drive, Salt Lake City, Utah, 84115 (Maker) promises to pay to the order of TERRY A. ISOM (Holder) or assigns at 11110 Grenfels Dr., Battle Ground, WA 98604, or at such other place designated by Holder of this Note, the sum of Two Hundred Eighty-One Thousand Five Hundred Thirty-Eight Dollars ($281,538.00) together with interest at a rate of Twelve Percent (12%) per annum on or before January 10, 2010 (the "Maturity Date"). Interest will accrue from date above. Any part hereof may be paid at any time without premium or penalty. If this Note is placed in the hands of an attorney for collection following a default by Maker hereunder, Maker promises and agrees to pay Holder's reasonable attorney's fees and collection costs, even though no suit or action is filed thereon. If a suit or action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard, or decided. In the event of a bankruptcy of the Maker which is not dismissed or stayed within ninety (90) consecutive days, Holder may at its option call the Note immediately due and payable.

At Holder's option, at any time after February 10, 2007, and prior to acceptance of payment of this Note, Holder may elect to convert all or part of the principal and accrued interest of this Note into the number of Maker's common shares equal to the principal amount, including any accrued but unpaid interest thereon, of this Note being converted, divided by the Conversion Price. The term "Conversion Price" shall mean thirty cents ($.30), subject to adjustment as set forth below.

In order to exercise the conversion privilege, Holder shall surrender this Note, duly endorsed, to Maker's address set forth above, and shall give written notice of conversion to Maker stating Holder's election to convert this Note or the portion thereof specified in said notice. As promptly as practicable after the surrender of this Note as described above, Maker shall issue and shall deliver to Holder a certificate or certificates for the number of common shares of Maker issuable upon the conversion of this Note or portion thereof registered in the name of Holder in accordance with the provisions of this paragraph. If this Note is surrendered for partial conversion, Maker shall execute and deliver to Holder, without charge, a new Note in an aggregate principal amount equal to the unconverted principal amount of the surrendered Note. Each conversion shall be deemed to have been effected on the date on which this Note shall have been surrendered and the conversion notice shall have been received by Maker, and Holder shall be deemed to have become on such date the holder of record of the common shares of Maker issuable upon such conversion.

In the event of default of payment of this Note, Holder may, at its option, demand, in lieu of cash payment, Maker's common shares at the above-described Conversion Price for all or part of the principal and accrued interest on this Note, to be issued to Holder upon demand in accordance with the preceding paragraph.

If Maker subdivides its outstanding common shares into a greater number of common shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if Maker combines its outstanding common shares into a lesser number of common shares, the Conversion

Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Conversion Price shall be made as of the effective date of the applicable event.

Notwithstanding the Maturity Date: (i) if this Note is not fully satisfied on or before January 10, 2008, Maker shall issue, on January 10, 2008, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date; and (ii) if this Note is not fully satisfied on or before January 10, 2009, Maker shall issue, on January 10, 2009, to the holder of this Note as of such date, one common share of Maker for each dollar (including accrued interest) outstanding hereunder as of such date.

Upon execution of this Note, Holder and Maker agree to cancel the previous note executed on February 6, 2006.


                                        Speaking Roses International, Inc.


                                        By ________________________________



Agreed and Accepted:


___________________________________
Terry A. Isom




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